UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
October 31, 2021
Columbia Select Global Equity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Global Equity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Global Equity Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
David Dudding, CFA
Lead Portfolio Manager
Managed Fund since 2015
Alex Lee, CFA
Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/29/90	38.90	21.24	14.57
	Including sales charges		30.93	19.81	13.90
Advisor Class*		03/01/18	39.24	21.47	14.68
Class C	Excluding sales charges	06/26/00	37.88	20.34	13.71
	Including sales charges		36.88	20.34	13.71
Institutional Class		09/27/10	39.20	21.55	14.86
Institutional 2 Class		12/11/06	39.22	21.62	15.00
Institutional 3 Class*		03/01/17	39.33	21.65	14.76
Class R		12/11/06	38.46	20.93	14.28
MSCI ACWI (Net)			37.28	14.72	11.32
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI (Net) captures large and mid-cap representation across 23 developed markets and 27 emerging markets countries. With 2,975 constituents, the index covers approximately 85% of the global investable equity opportunity set.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Global Equity Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2011 — October 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at October 31, 2021)
Communication Services	12.5
Consumer Discretionary	10.1
Consumer Staples	2.3
Financials	6.4
Health Care	18.4
Industrials	5.7
Information Technology	41.6
Materials	1.9
Real Estate	1.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at October 31, 2021)
Information Technology
Application Software	11.7
Data Processing & Outsourced Services	5.3
Electronic Equipment & Instruments	3.4
Electronic Manufacturing Services	1.0
Semiconductor Equipment	5.2
Semiconductors	4.2
Systems Software	8.6
Technology Hardware, Storage & Peripherals	2.2
Total	41.6
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Global Equity Fund | Annual Report 2021

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2021)
Argentina	0.4
Denmark	3.0
France	2.9
Germany	3.0
Hong Kong	2.4
India	1.1
Japan	8.5
Netherlands	1.3
South Korea	2.1
Switzerland	2.8
Country breakdown (%) (at October 31, 2021)
Taiwan	3.3
United Kingdom	1.9
United States(a)	67.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2021, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Columbia Select Global Equity Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended October 31, 2021, the Fund’s Class A shares returned 38.90% excluding sales charges. The Fund outperformed its benchmark, the MSCI ACWI (Net), which returned 37.28% for the same time period.
Market overview
The year in review was a positive, albeit volatile period, for equities.
Markets fared particularly well over the first half of the period. Sentiment was bolstered by landmark results in COVID-19 vaccine trials in November 2020 and resulting hopes of a return to ‘normality’. Investors were also encouraged by the last-minute Brexit deal, Joe Biden’s election victory and the anticipation and delivery of further U.S. fiscal stimulus. These developments led investors to favor value stocks that were likely to benefit from the reopening of economies, rather than defensive growth names.
This so-called ‘reflation trade’ prevailed over the first few months of 2021 as the rollout of COVID-19 vaccines across developed markets paved the way for lockdown restrictions to ease and led to improvements in economic activity. Equities and bonds were also supported by strong quarterly earnings.
From June onwards, the rally ebbed owing to the emergence of the more contagious Delta variant of the coronavirus. This led to lockdowns being reimposed in some countries, notably in emerging markets (EMs), where vaccination rates continued to lag those in developed countries. Meanwhile, as developed economies returned to ‘normal’, investors fretted about rising inflation, particularly given growing evidence of supply-chain bottlenecks. There were concerns that rising prices could lead key central banks to rein in their accommodative measures. Notably, Federal Reserve officials indicated that U.S. interest rates could be raised as soon as next year, though, as late as June, investors were not anticipating any rate hikes until 2023.
Sentiment was also hurt by regulatory crackdowns in China, which undermined the growth outlook for the world’s second-largest economy. Meanwhile, a debt crisis at Chinese property developer Evergrande sparked fears of contagion to global property markets and beyond.
U.S. and Europe ex U.K. equities fared best during the reporting period. The former benefited from news of further fiscal stimulus, the economic recovery and gains in the sizeable technology sector. Europe ex UK equities were boosted by an acceleration in the pace of vaccinations in the bloc and the prospect of a rebound in world trade. U.K. equities underperformed modestly, and Japanese equities were further behind, due to concerns about rising COVID-19 cases, given the relatively slow pace of vaccinations earlier in the year. EM equities were weakest, amid worries over the rapid spread of the COVID-19 Delta variant and the regulatory crackdowns in China.
The Fund’s notable contributors during the period
•	Sector allocation was a positive contributor, with the Fund’s underweight in the consumer discretionary sector and overweight in the information technology sector adding the most value.
•	Security selection also contributed to performance during the period, with selections in the consumer discretionary sector proving most beneficial.
•	At the individual stock level, the main contributors to performance were Intuit, Inc., Alphabet, Inc., Microsoft Corp., Adobe, Inc. and Recruit Holdings Co., Ltd.
○	A position in software firm Intuit proved most beneficial over the period. The company announced strong results in August, while an investor day in September highlighted positive momentum across a range of its products and key markets.
○	The Fund’s holding in Alphabet also contributed as shares were buoyed by strong earnings updates, helped by increased revenues in cloud-computing, as well as a recovery in advertising spending by businesses.
○	Shares in Microsoft rallied over the period, after the software company’s results exceeded expectations, reflecting robust demand for its cloud-based services. Our investment thesis for the stock centers around the firm’s large distribution channels and installed customer base, which we believe serve as durable competitive advantages.
6	Columbia Select Global Equity Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
○	Shares of Adobe rallied on stellar results and raised guidance over the period, which highlighted positive momentum in the firm’s cloud-computing business. We believe that Adobe was well positioned to benefit from increasing demand for cloud computing and digital commerce. Adobe’s transition to a subscription-based, cloud delivery model in its core services has improved the onboarding process, providing a more comprehensive platform that we believe is attractive to enterprises shifting away from legacy solutions.
○	Shares of Japanese human-resources company Recruit Holdings gained over the period, after the company reported better-than-expected quarterly results and guidance. We believe that the demand for HR technology is increasing and Recruit is well-positioned to benefit from skills shortages in key industries including technology and engineering, as well as the trend towards increasing career mobility in Japan. The firm boasts the largest online job-search engine in the world, with a highly competitive offering, underpinned by its proprietary algorithms, scale and network.
The Fund’s notable detractors during the period
•	The health care sector was the largest area of detraction for the Fund during the period, driven primarily by security selection.
•	An underweight allocation to the strong-performing financials sector also weighed on results versus the benchmark.
•	At the individual stock level, the main detractors from performance included Fidelity National Information Services, Inc. (FIS), Boston Scientific Corp. and Baxter International, Inc.
○	Shares of global e-commerce and integrated payment services leader FIS fell over the period, along with its global payment peers, amid increased competition in the payment-processing sector, which clouded the outlook for the industry. We believe that FIS’s scale secures its market position and leaves it well placed to capitalize on trends such as cashless transactions, e-commerce and emerging-market wealth creation. In our view, the company also stands to benefit from the longer term recovery in travel and spending.
○	The Fund’s holding in Boston Scientific detracted, as concerns that elective surgeries could be de-railed by COVID-19 weighed on the stock’s performance. We sold the Fund’s holding over the period.
○	The Fund’s position in Baxter detracted from performance over the period. We sold the Fund’s holding earlier in the year, as we felt there were better opportunities elsewhere.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The value of the fund’s portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. Investments in a limited number of companies subject the fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Global Equity Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2021 — October 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,128.30	1,018.80	6.53	6.19	1.23
Advisor Class	1,000.00	1,000.00	1,129.80	1,020.09	5.15	4.89	0.97
Class C	1,000.00	1,000.00	1,124.00	1,015.06	10.48	9.95	1.98
Institutional Class	1,000.00	1,000.00	1,129.80	1,020.04	5.20	4.94	0.98
Institutional 2 Class	1,000.00	1,000.00	1,129.50	1,020.19	5.04	4.78	0.95
Institutional 3 Class	1,000.00	1,000.00	1,129.80	1,020.44	4.78	4.53	0.90
Class R	1,000.00	1,000.00	1,126.40	1,017.55	7.85	7.44	1.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Select Global Equity Fund | Annual Report 2021

Portfolio of Investments
October 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Argentina 0.4%
MercadoLibre, Inc.(a)	2,596	3,844,728
Denmark 3.0%
Novo Nordisk A/S, Class B	83,474	9,153,334
Tryg AS	738,147	17,518,524
Total		26,671,858
France 2.9%
L’Oreal SA	19,902	9,104,265
LVMH Moet Hennessy Louis Vuitton SE	20,561	16,122,326
Total		25,226,591
Germany 3.0%
Siemens Healthineers AG	130,805	8,699,310
Zalando SE(a)	187,341	17,700,088
Total		26,399,398
Hong Kong 2.4%
AIA Group Ltd.	1,173,800	13,154,790
Techtronic Industries Co., Ltd.	380,500	7,817,470
Total		20,972,260
India 1.1%
Kotak Mahindra Bank Ltd.	363,755	9,894,864
Japan 8.5%
Disco Corp.	37,000	9,975,112
Hoya Corp.	152,500	22,449,305
Keyence Corp.	34,500	20,824,710
Recruit Holdings Co., Ltd.	328,500	21,851,497
Total		75,100,624
Netherlands 1.3%
ASML Holding NV	14,128	11,484,655
South Korea 2.2%
Samsung Electronics Co., Ltd.	316,880	18,972,598
Switzerland 2.8%
Lonza Group AG, Registered Shares	17,321	14,234,405
Nestlé SA, Registered Shares	81,010	10,685,805
Total		24,920,210
Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan 3.3%
Sea Ltd. ADR(a)	31,061	10,671,628
Taiwan Semiconductor Manufacturing Co., Ltd.	850,000	18,037,262
Total		28,708,890
United Kingdom 1.9%
Linde PLC	53,144	17,098,372
United States 65.8%
Abbott Laboratories	115,842	14,930,875
Activision Blizzard, Inc.	113,395	8,866,355
Adobe, Inc.(a)	72,159	46,929,327
Alphabet, Inc., Class A(a)	18,539	54,892,496
Amazon.com, Inc.(a)	14,898	50,242,462
American Tower Corp.	33,375	9,410,749
ANSYS, Inc.(a)	23,510	8,923,926
Danaher Corp.	47,241	14,728,327
Doximity, Inc., Class A(a)	58,413	4,058,535
Edwards Lifesciences Corp.(a)	132,188	15,838,766
Intuit, Inc.	74,396	46,571,152
Lam Research Corp.	42,830	24,137,703
MasterCard, Inc., Class A	105,512	35,401,386
Meta Platforms, Inc., Class A(a)	50,281	16,269,423
Microsoft Corp.	226,818	75,217,385
NVIDIA Corp.	71,712	18,334,607
PayPal Holdings, Inc.(a)	45,411	10,562,145
S&P Global, Inc.	31,425	14,900,478
Stryker Corp.	32,667	8,691,709
TE Connectivity Ltd.	58,638	8,561,148
Thermo Fisher Scientific, Inc.	59,374	37,587,898
Trane Technologies PLC	56,655	10,250,589
TransUnion	82,006	9,454,472
Walt Disney Co. (The)(a)	110,519	18,685,447
Zebra Technologies Corp., Class A(a)	16,807	8,974,098
Zoetis, Inc.	44,579	9,637,980
Total		582,059,438
Total Common Stocks (Cost $497,680,737)		871,354,486

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
October 31, 2021
Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.072%(b),(c)	13,676,289	13,674,921
Total Money Market Funds (Cost $13,674,921)		13,674,921
Total Investments in Securities (Cost $511,355,658)		885,029,407
Other Assets & Liabilities, Net		(977,353)
Net Assets		$884,052,054
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at October 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended October 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.072%
	8,787,795	177,990,033	(173,102,907)	—	13,674,921	—	9,245	13,676,289
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Global Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
October 31, 2021
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	3,844,728	—	—	3,844,728
Denmark	—	26,671,858	—	26,671,858
France	—	25,226,591	—	25,226,591
Germany	—	26,399,398	—	26,399,398
Hong Kong	—	20,972,260	—	20,972,260
India	—	9,894,864	—	9,894,864
Japan	—	75,100,624	—	75,100,624
Netherlands	—	11,484,655	—	11,484,655
South Korea	—	18,972,598	—	18,972,598
Switzerland	—	24,920,210	—	24,920,210
Taiwan	10,671,628	18,037,262	—	28,708,890
United Kingdom	—	17,098,372	—	17,098,372
United States	582,059,438	—	—	582,059,438
Total Common Stocks	596,575,794	274,778,692	—	871,354,486
Money Market Funds	13,674,921	—	—	13,674,921
Total Investments in Securities	610,250,715	274,778,692	—	885,029,407
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2021	11

Statement of Assets and Liabilities
October 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $497,680,737)	$871,354,486
Affiliated issuers (cost $13,674,921)	13,674,921
Receivable for:
Investments sold	550,003
Capital shares sold	239,147
Dividends	338,957
Foreign tax reclaims	378,448
Prepaid expenses	12,661
Total assets	886,548,623
Liabilities
Payable for:
Investments purchased	1,308,445
Capital shares purchased	448,377
Foreign capital gains taxes deferred	427,521
Management services fees	20,285
Distribution and/or service fees	4,910
Transfer agent fees	49,778
Compensation of board members	190,001
Other expenses	47,252
Total liabilities	2,496,569
Net assets applicable to outstanding capital stock	$884,052,054
Represented by
Paid in capital	437,503,719
Total distributable earnings (loss)	446,548,335
Total - representing net assets applicable to outstanding capital stock	$884,052,054
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Global Equity Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
October 31, 2021
Class A
Net assets	$618,702,747
Shares outstanding	29,201,660
Net asset value per share	$21.19
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.48
Advisor Class
Net assets	$11,711,391
Shares outstanding	534,034
Net asset value per share	$21.93
Class C
Net assets	$22,320,186
Shares outstanding	1,231,375
Net asset value per share	$18.13
Institutional Class
Net assets	$172,898,830
Shares outstanding	8,009,311
Net asset value per share	$21.59
Institutional 2 Class
Net assets	$23,448,799
Shares outstanding	1,080,124
Net asset value per share	$21.71
Institutional 3 Class
Net assets	$29,128,473
Shares outstanding	1,360,593
Net asset value per share	$21.41
Class R
Net assets	$5,841,628
Shares outstanding	277,725
Net asset value per share	$21.03
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2021	13

Statement of Operations
Year Ended October 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$6,107,302
Dividends — affiliated issuers	9,245
Foreign taxes withheld	(458,413)
Total income	5,658,134
Expenses:
Management services fees	6,566,989
Distribution and/or service fees
Class A	1,395,922
Class C	218,765
Class R	25,607
Transfer agent fees
Class A	503,908
Advisor Class	11,266
Class C	19,823
Institutional Class	127,976
Institutional 2 Class	6,978
Institutional 3 Class	1,505
Class R	4,617
Compensation of board members	69,355
Custodian fees	53,336
Printing and postage fees	61,243
Registration fees	124,953
Audit fees	41,013
Legal fees	17,223
Compensation of chief compliance officer	139
Other	38,512
Total expenses	9,289,130
Expense reduction	(800)
Total net expenses	9,288,330
Net investment loss	(3,630,196)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	79,265,173
Foreign currency translations	8,724
Net realized gain	79,273,897
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	170,162,210
Foreign currency translations	(27,009)
Foreign capital gains tax	(148,298)
Net change in unrealized appreciation (depreciation)	169,986,903
Net realized and unrealized gain	249,260,800
Net increase in net assets resulting from operations	$245,630,604
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Global Equity Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations
Net investment loss	$(3,630,196)	$(1,953,622)
Net realized gain	79,273,897	57,744,449
Net change in unrealized appreciation (depreciation)	169,986,903	34,816,291
Net increase in net assets resulting from operations	245,630,604	90,607,118
Distributions to shareholders
Net investment income and net realized gains
Class A	(41,308,868)	(11,149,300)
Advisor Class	(1,043,620)	(10,336)
Class C	(2,004,335)	(354,657)
Institutional Class	(10,218,581)	(1,670,370)
Institutional 2 Class	(604,207)	(100,218)
Institutional 3 Class	(1,708,506)	(1,671,584)
Class R	(368,395)	(34,563)
Total distributions to shareholders	(57,256,512)	(14,991,028)
Increase in net assets from capital stock activity	61,921,657	79,243,703
Total increase in net assets	250,295,749	154,859,793
Net assets at beginning of year	633,756,305	478,896,512
Net assets at end of year	$884,052,054	$633,756,305
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2021	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2021		October 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,218,312	41,252,899	2,831,018	43,749,328
Fund reorganization	—	—	2,223,020	36,324,164
Distributions reinvested	2,386,136	40,468,868	737,618	10,968,383
Redemptions	(3,237,017)	(60,857,197)	(3,054,089)	(46,750,884)
Net increase	1,367,431	20,864,570	2,737,567	44,290,991
Advisor Class
Subscriptions	143,125	2,753,768	658,463	10,498,230
Fund reorganization	—	—	171,636	2,892,071
Distributions reinvested	59,551	1,043,336	670	10,252
Redemptions	(449,108)	(8,555,577)	(75,181)	(1,255,579)
Net increase (decrease)	(246,432)	(4,758,473)	755,588	12,144,974
Class C
Subscriptions	284,002	4,563,415	334,060	4,488,366
Fund reorganization	—	—	599,372	8,505,113
Distributions reinvested	137,182	2,004,229	27,230	353,444
Redemptions	(659,519)	(10,472,231)	(279,753)	(3,811,925)
Net increase (decrease)	(238,335)	(3,904,587)	680,909	9,534,998
Institutional Class
Subscriptions	2,923,759	56,515,331	3,941,842	60,355,209
Fund reorganization	—	—	1,473,031	24,452,168
Distributions reinvested	575,825	9,927,224	110,081	1,661,131
Redemptions	(2,004,604)	(38,072,598)	(2,599,283)	(38,667,928)
Net increase	1,494,980	28,369,957	2,925,671	47,800,580
Institutional 2 Class
Subscriptions	823,567	16,755,750	321,311	4,918,517
Fund reorganization	—	—	35,780	597,177
Distributions reinvested	34,807	603,551	6,598	100,023
Redemptions	(74,068)	(1,413,040)	(274,326)	(4,178,035)
Net increase	784,306	15,946,261	89,363	1,437,682
Institutional 3 Class
Subscriptions	583,087	11,084,058	911,250	14,253,862
Fund reorganization	—	—	240,528	3,961,514
Distributions reinvested	99,647	1,702,972	111,655	1,671,477
Redemptions	(412,063)	(7,828,674)	(3,820,544)	(58,720,933)
Net increase (decrease)	270,671	4,958,356	(2,557,111)	(38,834,080)
Class R
Subscriptions	62,111	1,148,536	191,977	2,957,196
Fund reorganization	—	—	41,701	677,230
Distributions reinvested	21,734	366,644	2,180	32,279
Redemptions	(57,106)	(1,069,607)	(51,467)	(798,147)
Net increase	26,739	445,573	184,391	2,868,558
Total net increase	3,459,360	61,921,657	4,816,378	79,243,703
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Global Equity Fund | Annual Report 2021

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Columbia Select Global Equity Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2021	$16.59	(0.10)	6.18	6.08	—	(1.48)	(1.48)
Year Ended 10/31/2020	$14.34	(0.06)	2.76	2.70	—	(0.45)	(0.45)
Year Ended 10/31/2019	$13.04	(0.03)	2.61	2.58	—	(1.28)	(1.28)
Year Ended 10/31/2018	$12.65	(0.02)	0.46	0.44	—	(0.05)	(0.05)
Year Ended 10/31/2017	$10.12	(0.00)(e)	2.53	2.53	—	—	—
Advisor Class
Year Ended 10/31/2021	$17.12	(0.05)	6.38	6.33	—	(1.52)	(1.52)
Year Ended 10/31/2020	$14.74	(0.04)	2.87	2.83	—	(0.45)	(0.45)
Year Ended 10/31/2019	$13.38	0.00(e)	2.67	2.67	—	(1.31)	(1.31)
Year Ended 10/31/2018(g)	$13.39	0.01	(0.02)(h)	(0.01)	—	—	—
Class C
Year Ended 10/31/2021	$14.38	(0.20)	5.32	5.12	—	(1.37)	(1.37)
Year Ended 10/31/2020	$12.57	(0.16)	2.42	2.26	—	(0.45)	(0.45)
Year Ended 10/31/2019	$11.58	(0.11)	2.28	2.17	—	(1.18)	(1.18)
Year Ended 10/31/2018	$11.32	(0.10)	0.41	0.31	—	(0.05)	(0.05)
Year Ended 10/31/2017	$9.12	(0.08)	2.28	2.20	—	—	—
Institutional Class
Year Ended 10/31/2021	$16.88	(0.05)	6.28	6.23	—	(1.52)	(1.52)
Year Ended 10/31/2020	$14.54	(0.03)	2.82	2.79	—	(0.45)	(0.45)
Year Ended 10/31/2019	$13.22	0.00(e)	2.63	2.63	—	(1.31)	(1.31)
Year Ended 10/31/2018	$12.81	0.01	0.48	0.49	(0.03)	(0.05)	(0.08)
Year Ended 10/31/2017	$10.22	0.04	2.55	2.59	—	—	—
Institutional 2 Class
Year Ended 10/31/2021	$16.97	(0.05)	6.32	6.27	—	(1.53)	(1.53)
Year Ended 10/31/2020	$14.61	(0.03)	2.85	2.82	—	(0.46)	(0.46)
Year Ended 10/31/2019	$13.28	0.01	2.64	2.65	—	(1.32)	(1.32)
Year Ended 10/31/2018	$12.87	0.02	0.48	0.50	(0.04)	(0.05)	(0.09)
Year Ended 10/31/2017	$10.26	0.02	2.59	2.61	—	—	—
Institutional 3 Class
Year Ended 10/31/2021	$16.75	(0.03)	6.23	6.20	—	(1.54)	(1.54)
Year Ended 10/31/2020	$14.44	0.00(e)	2.77	2.77	—	(0.46)	(0.46)
Year Ended 10/31/2019	$13.14	0.02	2.61	2.63	—	(1.33)	(1.33)
Year Ended 10/31/2018	$12.74	0.03	0.47	0.50	(0.05)	(0.05)	(0.10)
Year Ended 10/31/2017(j)	$10.85	0.03	1.86	1.89	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Global Equity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2021	$21.19	38.90%	1.24%	1.24%(c)	(0.51%)	47%	$618,703
Year Ended 10/31/2020	$16.59	19.16%	1.28%(d)	1.28%(c),(d)	(0.40%)	55%	$461,888
Year Ended 10/31/2019	$14.34	22.30%	1.31%	1.31%(c)	(0.22%)	46%	$359,804
Year Ended 10/31/2018	$13.04	3.52%	1.34%	1.34%(c)	(0.15%)	74%	$316,700
Year Ended 10/31/2017	$12.65	25.00%	1.37%(f)	1.37%(c),(f)	(0.04%)	72%	$322,569
Advisor Class
Year Ended 10/31/2021	$21.93	39.24%	0.99%	0.99%(c)	(0.25%)	47%	$11,711
Year Ended 10/31/2020	$17.12	19.53%	1.03%(d)	1.02%(c),(d)	(0.24%)	55%	$13,365
Year Ended 10/31/2019	$14.74	22.52%	1.07%	1.07%(c)	0.03%	46%	$367
Year Ended 10/31/2018(g)	$13.38	(0.07%)	1.10%(i)	1.10%(c),(i)	0.11%(i)	74%	$110
Class C
Year Ended 10/31/2021	$18.13	37.88%	1.99%	1.99%(c)	(1.26%)	47%	$22,320
Year Ended 10/31/2020	$14.38	18.33%	2.03%(d)	2.03%(c),(d)	(1.19%)	55%	$21,140
Year Ended 10/31/2019	$12.57	21.27%	2.06%	2.06%(c)	(0.97%)	46%	$9,918
Year Ended 10/31/2018	$11.58	2.78%	2.08%	2.08%(c)	(0.79%)	74%	$7,968
Year Ended 10/31/2017	$11.32	24.12%	2.12%(f)	2.12%(c),(f)	(0.78%)	72%	$12,686
Institutional Class
Year Ended 10/31/2021	$21.59	39.20%	0.99%	0.99%(c)	(0.26%)	47%	$172,899
Year Ended 10/31/2020	$16.88	19.54%	1.03%(d)	1.03%(c),(d)	(0.17%)	55%	$109,949
Year Ended 10/31/2019	$14.54	22.50%	1.06%	1.06%(c)	0.03%	46%	$52,178
Year Ended 10/31/2018	$13.22	3.84%	1.09%	1.09%(c)	0.10%	74%	$29,191
Year Ended 10/31/2017	$12.81	25.34%	1.13%	1.13%(c)	0.33%	72%	$24,854
Institutional 2 Class
Year Ended 10/31/2021	$21.71	39.22%	0.96%	0.96%	(0.26%)	47%	$23,449
Year Ended 10/31/2020	$16.97	19.64%	0.99%(d)	0.98%(d)	(0.16%)	55%	$5,019
Year Ended 10/31/2019	$14.61	22.57%	1.00%	1.00%	0.11%	46%	$3,017
Year Ended 10/31/2018	$13.28	3.91%	1.02%	1.01%	0.18%	74%	$1,098
Year Ended 10/31/2017	$12.87	25.44%	1.03%(f)	1.03%(f)	0.20%	72%	$452
Institutional 3 Class
Year Ended 10/31/2021	$21.41	39.33%	0.90%	0.90%	(0.18%)	47%	$29,128
Year Ended 10/31/2020	$16.75	19.59%	0.93%(d)	0.93%(d)	0.01%	55%	$18,257
Year Ended 10/31/2019	$14.44	22.68%	0.94%	0.94%	0.16%	46%	$52,662
Year Ended 10/31/2018	$13.14	3.93%	0.96%	0.95%	0.24%	74%	$50,583
Year Ended 10/31/2017(j)	$12.74	17.42%	0.97%(i)	0.97%(i)	0.43%(i)	72%	$54,121
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 10/31/2021	$16.49	(0.14)	6.13	5.99	—	(1.45)	(1.45)
Year Ended 10/31/2020	$14.28	(0.10)	2.76	2.66	—	(0.45)	(0.45)
Year Ended 10/31/2019	$12.99	(0.06)	2.60	2.54	—	(1.25)	(1.25)
Year Ended 10/31/2018	$12.63	(0.05)	0.46	0.41	—	(0.05)	(0.05)
Year Ended 10/31/2017	$10.13	(0.04)	2.54	2.50	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Class C	Institutional 2 Class	Class R
10/31/2017	0.02%	0.02%	0.01%	0.02%

(g)	Advisor Class shares commenced operations on March 1, 2018. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	Annualized.
(j)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Global Equity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 10/31/2021	$21.03	38.46%	1.49%	1.49%(c)	(0.76%)	47%	$5,842
Year Ended 10/31/2020	$16.49	18.96%	1.53%(d)	1.53%(c),(d)	(0.66%)	55%	$4,138
Year Ended 10/31/2019	$14.28	21.95%	1.57%	1.57%(c)	(0.47%)	46%	$951
Year Ended 10/31/2018	$12.99	3.29%	1.59%	1.59%(c)	(0.40%)	74%	$329
Year Ended 10/31/2017	$12.63	24.68%	1.62%(f)	1.62%(c),(f)	(0.32%)	72%	$197
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2021	21

Notes to Financial Statements
October 31, 2021
Note 1. Organization
Columbia Select Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Select Global Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Select Global Equity Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
October 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2021 was 0.85% of the Fund’s average daily net assets.
24	Columbia Select Global Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of October 31, 2021, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Select Global Equity Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
October 31, 2021
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $800.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,287,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	441,809
Class C	—	1.00(b)	1,061

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
26	Columbia Select Global Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through February 28, 2023
Class A	1.28%
Advisor Class	1.03
Class C	2.03
Institutional Class	1.03
Institutional 2 Class	0.96
Institutional 3 Class	0.91
Class R	1.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign capital gains tax, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,595,299	(3,595,299)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Select Global Equity Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
October 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2021			Year Ended October 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,899,113	52,357,399	57,256,512	67,775	14,923,253	14,991,028
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
11,107,059	63,259,879	—	372,801,798
At October 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
512,227,609	378,974,643	(6,172,845)	372,801,798
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $355,079,090 and $358,224,269, respectively, for the year ended October 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Select Global Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended October 31, 2021.
Note 9. Fund reorganization
At the close of business on July 10, 2020, the Fund acquired the assets and assumed the identified liabilities of Columbia Select Global Growth Fund (the Acquired Fund), a series of Columbia Funds Series Trust. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in February 2020. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $533,775,284 and the combined net assets immediately after the reorganization were $611,184,721.
The reorganization was accomplished by a tax-free exchange of 3,788,264 shares of the Acquired Fund valued at $77,409,437 (including $37,166,030 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,223,020
Advisor Class	171,636
Class C	599,372
Institutional Class	1,473,031
Institutional 2 Class	35,780
Institutional 3 Class	240,528
Class R	41,701
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
Columbia Select Global Equity Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
October 31, 2021
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on November 1, 2019, the Fund’s pro-forma results of operations for the year ended October 31, 2020 would have been approximately:
($)
Net investment loss	(2,354,000)
Net realized gain	57,408,000
Net change in unrealized appreciation	53,983,000
Net increase in net assets from operations	109,037,000
Note 10. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
30	Columbia Select Global Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At October 31, 2021, affiliated shareholders of record owned 67.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Global Equity Fund | Annual Report 2021	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Global Equity Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Select Global Equity Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
92.67%	53.51%	$66,580,224
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Select Global Equity Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project, since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
34	Columbia Select Global Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Select Global Equity Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
36	Columbia Select Global Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	171	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Select Global Equity Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee of Columbia Funds Complex until November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia Select Global Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Global Equity Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser), an affiliate of the Investment Manager, the Subadviser has provided portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
Columbia Select Global Equity Fund | Annual Report 2021	39

Approval of Management and Subadvisory
Agreements  (continued)

•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadviser under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadviser, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into
40	Columbia Select Global Equity Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring the Subadviser), noting that no changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns relating to the Fund have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreement. The Board took into account the Investment Manager’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadviser‘s performance and reputation generally, and the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
Columbia Select Global Equity Fund | Annual Report 2021	41

Approval of Management and Subadvisory
Agreements  (continued)

The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. The Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had concluded that 2019 profitability was reasonable and that the 2021 information shows that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement and Subadvisory Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreement did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
42	Columbia Select Global Equity Fund | Annual Report 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Global Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN155_10_L01_(12/21)

Annual Report
October 31, 2021
Columbia Seligman Global Technology Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Seligman Global Technology Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Global Technology Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1994
Shekhar Pramanick
Technology Team Member
Managed Fund since 2014
Sanjay Devgan
Technology Team Member
Managed Fund since 2014
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since 2018
Sanjiv Wadhwani
Technology Team Member
Managed Fund since March 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/23/94	63.49	29.32	22.05
	Including sales charges		54.10	27.80	21.33
Advisor Class*		11/08/12	63.90	29.64	22.32
Class C	Excluding sales charges	05/27/99	62.27	28.35	21.14
	Including sales charges		61.27	28.35	21.14
Institutional Class		09/27/10	63.88	29.63	22.36
Institutional 2 Class		08/03/09	63.97	29.71	22.48
Institutional 3 Class*		03/01/17	64.05	29.76	22.26
Class R		04/30/03	63.07	28.99	21.75
MSCI World Information Technology Index (Net)			46.76	28.85	20.95
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Seligman Global Technology Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2011 — October 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at October 31, 2021)
Communication Services	9.4
Consumer Discretionary	2.8
Health Care	0.3
Industrials	2.6
Information Technology	84.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at October 31, 2021)
Information Technology
Application Software	9.7
Communications Equipment	5.9
Data Processing & Outsourced Services	4.4
Electronic Equipment & Instruments	1.3
Internet Services & Infrastructure	1.2
IT Consulting & Other Services	1.0
Semiconductor Equipment	14.6
Semiconductors	21.8
Systems Software	13.4
Technology Hardware, Storage & Peripherals	11.6
Total	84.9
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at October 31, 2021)
Brazil	0.6
Canada	0.7
Israel	0.5
Japan	1.4
Netherlands	1.4
Sweden	0.8
United States(a)	94.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2021, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Seligman Global Technology Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended October 31, 2021, the Fund’s Class A shares returned 63.49% excluding sales charges. The Fund significantly outperformed its benchmark, the MSCI World Information Technology Index (Net), which returned 46.76% for the same time period.
Market overview
The year in review was a positive, albeit volatile period, for equities. Markets fared particularly well over the first half of the period. Sentiment was bolstered by landmark results in COVID-19 vaccine trials in November 2020 and resulting hopes of a return to ‘normality’. Investors were also encouraged by the last-minute Brexit deal, Joe Biden’s election victory and the anticipation and delivery of further U.S. fiscal stimulus. These developments led investors to favor value stocks that were likely to benefit from the reopening of economies, rather than defensive growth names.
This so-called ‘reflation trade’ prevailed over the first few months of 2021 as the rollout of COVID-19 vaccines across developed markets paved the way for lockdown restrictions to ease and led to improvements in economic activity. Equities and bonds were also supported by strong quarterly earnings.
From June onwards, the rally ebbed owing to the emergence of the more contagious Delta variant of the coronavirus. This led to lockdowns being reimposed in some countries, notably in emerging markets (EMs), where vaccination rates continued to lag those in developed countries. Meanwhile, as developed economies returned to ‘normal’, investors fretted about rising inflation, particularly given growing evidence of supply-chain bottlenecks. There were concerns that rising prices could lead key central banks to rein in their accommodative measures. Notably, Federal Reserve officials indicated that U.S. interest rates could be raised as soon as next year, though as late as June 2021, investors were not anticipating any rate hikes until 2023.
Sentiment was also hurt by regulatory crackdowns in China, which undermined the growth outlook for the world’s second-largest economy. Meanwhile, a debt crisis at Chinese property developer Evergrande sparked fears of contagion to global property markets and beyond.
Within the benchmark MSCI World Information Technology Index, the semiconductors and semiconductor equipment, communications equipment and software industries outperformed while the IT services, electronic equipment instruments and components lagged for the reporting period.
The Fund’s notable contributors during the period
•	Stock selection primarily drove the Fund’s significant outperformance of the benchmark, most notably in the semiconductor, software and technology hardware storage and peripherals industries.
•	Allocations played a secondary role in the Fund’s strong performance, particularly an overweight relative to the benchmark in the strong-performing semiconductor and semiconductor equipment industry, as well as an underweight to the IT services industry, which lagged during the period.
•	Internet of Things (IoT) chip company Synaptics was among the top individual contributors to overall performance. Synaptics reported results that beat expectations and forecasted continued revenue growth. This growth was driven by strong demand, which has created a backlog of orders that represents most of next year’s revenues despite continued supply chain disruptions. The company’s diversified supply chain has helped them fare better than competitors in gaining access to more supply. Synaptics IoT offerings, which carry higher margins, represented half of the company’s total revenues. Over the past year, the company has diversified away from its concentrated reliance on Apple as a customer and moved into multiple IoT end markets including automotive, audio, video, docking and wireless applications.
•	Top holdings in semi-cap equipment companies Lam Research and Applied Materials contributed meaningfully to returns during the period, both of which continued to benefit from a global semiconductor shortage and the industry’s response of higher wafer fab equipment (WFE) spending which has increased from a record high of $60B in 2020.
•	Within software, cybersecurity holding Fortinet reported strong earnings that beat expectations. Fortinet’s product architecture has seen high demand as the growing remote workforce has driven efforts to increase cybersecurity of corporate networks.
Columbia Seligman Global Technology Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Within industrials, the portfolio’s holding in Bloom Energy Corp. continued to increase in value, as investors looking to benefit from a Biden administration that is more favorable to alternative energy bid up the entire solar, wind and hydrogen sectors. Bloom’s fuel cells can also produce hydrogen extremely efficiently, which we believe makes them a uniquely positioned company if hydrogen is successful as a next generation alternative energy source to combat climate change. July brought an announcement that Bloom’s solid oxide fuel cells will be installed in a combined heat and power project in South Korea, the first utility-scale use of the technology. Construction is expected to start in 2021.
•	An out-of-benchmark holding in Google parent Alphabet contributed to returns within the communication services sector’s interactive media industry. Alphabet continued to benefit from a recovery in advertising, rising margins, cloud profit improvement and greater capital returns. We believe the company’s Search and YouTube divisions are well-positioned to support an increasingly digital economy.
The Fund’s notable detractors during the period
•	The Fund’s smallest allocation, an out-of-benchmark weighting to the health care sector, delivered the weakest returns for the period.
•	Within the communication services sector, an out-of-benchmark position in video game publisher Activision Blizzard weighed on Fund results. While the company beat revenue and earnings expectations during the period, guidance was lower than consensus, which sent shares lower. Furthermore, the firm was embroiled in the news over workplace employment issues which weighed on sentiment.
•	Within IT services, a Fund position in GoDaddy, Inc., a global web domain registrar and web hosting company, was weak, as guidance for the year’s second half was not well received.
•	Microsoft continued to perform well due to high demand for their cloud-based offering Azure and strength in the company’s Office360 suite of products. Microsoft represents a large weighting in the benchmark and the portfolio’s relative underweight detracted from relative returns.
•	Not owning semiconductor companies NVIDIA and ASML on valuation concerns hurt relative performance as these stocks rallied on an uptick in their businesses from people spending more time at home.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and their stocks may be subject to greater price fluctuations. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Seligman Global Technology Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2021 — October 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,105.20	1,018.55	6.72	6.44	1.28
Advisor Class	1,000.00	1,000.00	1,106.50	1,019.80	5.41	5.19	1.03
Class C	1,000.00	1,000.00	1,101.00	1,014.81	10.63	10.20	2.03
Institutional Class	1,000.00	1,000.00	1,106.60	1,019.80	5.41	5.19	1.03
Institutional 2 Class	1,000.00	1,000.00	1,106.80	1,020.00	5.20	4.99	0.99
Institutional 3 Class	1,000.00	1,000.00	1,107.10	1,020.24	4.94	4.73	0.94
Class R	1,000.00	1,000.00	1,104.00	1,017.30	8.03	7.70	1.53
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Global Technology Fund | Annual Report 2021	7

Portfolio of Investments
October 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Brazil 0.6%
Pagseguro Digital Ltd., Class A(a)	326,936	11,835,083
Canada 0.7%
Shaw Communications Inc	525,800	15,141,817
Israel 0.5%
Cognyte Software Ltd.(a)	117,440	2,338,230
CyberArk Software Ltd.(a)	41,600	7,492,576
Total		9,830,806
Japan 1.4%
Renesas Electronics Corp.(a)	2,170,300	26,697,791
Sumco Corp.	182,400	3,485,411
Total		30,183,202
Netherlands 1.4%
NXP Semiconductors NV	142,900	28,702,894
Sweden 0.8%
Telefonaktiebolaget LM Ericsson, ADR	1,547,600	16,822,412
United States 93.6%
Activision Blizzard, Inc.	280,699	21,947,855
Advanced Energy Industries, Inc.	285,764	26,238,850
Alphabet, Inc., Class A(a)	32,225	95,415,647
Alphabet, Inc., Class C(a)	15,455	45,830,412
Analog Devices, Inc.	284,480	49,354,435
Apple, Inc.	683,840	102,439,232
Applied Materials, Inc.	531,751	72,663,774
Arista Networks, Inc.(a)	33,135	13,575,078
Bloom Energy Corp., Class A(a)	1,595,874	49,887,021
Broadcom, Inc.	149,446	79,455,955
Cerence, Inc.(a)	263,628	27,715,212
Cisco Systems, Inc.	200,500	11,221,985
Comcast Corp., Class A	189,125	9,726,699
Dell Technologies, Inc.(a)	239,368	26,328,086
Dropbox, Inc., Class A(a)	1,574,664	48,011,505
DXC Technology Co.(a)	258,200	8,409,574
eBay, Inc.	688,643	52,832,691
Eiger BioPharmaceuticals, Inc.(a)	938,779	6,327,370
Enfusion, Inc., Class A(a)	233,093	4,808,709
Common Stocks (continued)
Issuer	Shares	Value ($)
F5 Networks, Inc.(a)	147,500	31,144,625
Fidelity National Information Services, Inc.	135,000	14,949,900
Fiserv, Inc.(a)	188,558	18,571,077
Fortinet, Inc.(a)	118,408	39,825,347
GlobalFoundries, Inc.(a)	344,800	16,805,552
GoDaddy, Inc., Class A(a)	372,364	25,756,418
HireRight Holdings Corp.(a)	209,023	3,605,647
HP, Inc.	1,027,918	31,176,753
Informatica, Inc., Class A(a)	56,202	1,666,951
Intapp, Inc.(a)	77,573	2,094,471
Intel Corp.	274,671	13,458,879
Lam Research Corp.	227,714	128,332,779
Lumentum Holdings, Inc.(a)	259,350	21,417,123
Marvell Technology, Inc.	886,343	60,714,495
McAfee Corp., Class A	794,425	16,976,862
Microchip Technology, Inc.	60,700	4,497,263
Micron Technology, Inc.	529,955	36,619,891
Microsoft Corp.	231,000	76,604,220
NetApp, Inc.	421,800	37,666,740
NortonLifeLock, Inc.	1,297,006	33,008,803
Oracle Corp.	214,500	20,579,130
Palo Alto Networks, Inc.(a)	90,818	46,234,536
Plantronics, Inc.(a)	797,284	21,335,320
PowerSchool Holdings, Inc., Class A(a)	119,779	2,768,093
Qorvo, Inc.(a)	114,575	19,274,952
Rambus, Inc.(a)	400,800	9,326,616
SailPoint Technologies Holdings, Inc.(a)	135,951	6,522,929
Salesforce.com, Inc.(a)	76,333	22,876,237
SMART Global Holdings, Inc.(a)	295,541	15,799,622
Splunk, Inc.(a)	27,000	4,450,140
Synaptics, Inc.(a)	453,455	88,228,739
Synopsys, Inc.(a)	221,434	73,777,380
Tenable Holdings, Inc.(a)	104,839	5,582,677
Teradyne, Inc.	691,492	95,591,854
Thoughtworks Holding, Inc.(a)	392,028	11,325,689
T-Mobile USA, Inc.(a)	5,000	575,150
Transphorm, Inc.(a)	45,400	234,945
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Global Technology Fund | Annual Report 2021

Portfolio of Investments  (continued)
October 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Twitter, Inc.(a)	84,100	4,502,714
Udemy, Inc.(a)	94,745	2,605,488
Verint Systems, Inc.(a)	122,940	5,729,004
Viavi Solutions, Inc.(a)	388,000	5,975,200
Visa, Inc., Class A	219,025	46,382,924
Western Digital Corp.(a)	775,245	40,537,561
Xperi Holding Corp.	1,253,737	22,466,967
Zendesk, Inc.(a)	60,600	6,169,080
Total		1,945,936,833
Total Common Stocks (Cost $940,634,770)		2,058,453,047

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.072%(b),(c)	44,882,123	44,877,635
Total Money Market Funds (Cost $44,877,635)		44,877,635
Total Investments in Securities (Cost $985,512,405)		2,103,330,682
Other Assets & Liabilities, Net		(24,608,605)
Net Assets		$2,078,722,077

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at October 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended October 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.072%
	10,750,308	287,543,298	(253,415,971)	—	44,877,635	—	9,849	44,882,123
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
October 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	11,835,083	—	—	11,835,083
Canada	15,141,817	—	—	15,141,817
Israel	9,830,806	—	—	9,830,806
Japan	—	30,183,202	—	30,183,202
Netherlands	28,702,894	—	—	28,702,894
Sweden	16,822,412	—	—	16,822,412
United States	1,945,701,888	234,945	—	1,945,936,833
Total Common Stocks	2,028,034,900	30,418,147	—	2,058,453,047
Money Market Funds	44,877,635	—	—	44,877,635
Total Investments in Securities	2,072,912,535	30,418,147	—	2,103,330,682
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Global Technology Fund | Annual Report 2021

Statement of Assets and Liabilities
October 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $940,634,770)	$2,058,453,047
Affiliated issuers (cost $44,877,635)	44,877,635
Receivable for:
Investments sold	2,583,083
Capital shares sold	799,623
Dividends	1,793
Foreign tax reclaims	59,059
Prepaid expenses	20,217
Other assets	305
Total assets	2,106,794,762
Liabilities
Payable for:
Investments purchased	26,839,234
Capital shares purchased	842,509
Management services fees	51,524
Distribution and/or service fees	13,910
Transfer agent fees	187,105
Compensation of board members	88,071
Other expenses	50,332
Total liabilities	28,072,685
Net assets applicable to outstanding capital stock	$2,078,722,077
Represented by
Paid in capital	722,625,708
Total distributable earnings (loss)	1,356,096,369
Total - representing net assets applicable to outstanding capital stock	$2,078,722,077
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2021	11

Statement of Assets and Liabilities  (continued)
October 31, 2021
Class A
Net assets	$1,318,627,958
Shares outstanding	17,683,230
Net asset value per share	$74.57
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$79.12
Advisor Class
Net assets	$58,116,562
Shares outstanding	742,876
Net asset value per share	$78.23
Class C
Net assets	$94,294,619
Shares outstanding	1,840,577
Net asset value per share	$51.23
Institutional Class
Net assets	$358,757,135
Shares outstanding	4,682,373
Net asset value per share	$76.62
Institutional 2 Class
Net assets	$61,324,339
Shares outstanding	794,512
Net asset value per share	$77.18
Institutional 3 Class
Net assets	$15,736,672
Shares outstanding	205,391
Net asset value per share	$76.62
Class R
Net assets	$171,864,792
Shares outstanding	2,429,950
Net asset value per share	$70.73
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Global Technology Fund | Annual Report 2021

Statement of Operations
Year Ended October 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$18,315,905
Dividends — affiliated issuers	9,849
Foreign taxes withheld	(144,877)
Total income	18,180,877
Expenses:
Management services fees	16,590,135
Distribution and/or service fees
Class A	2,969,448
Class C	902,244
Class R	715,849
Transfer agent fees
Class A	1,241,065
Advisor Class	50,560
Class C	94,381
Institutional Class	314,474
Institutional 2 Class	23,109
Institutional 3 Class	884
Class R	149,375
Compensation of board members	53,638
Custodian fees	27,545
Printing and postage fees	71,700
Registration fees	135,109
Audit fees	30,280
Legal fees	26,547
Interest on interfund lending	1,014
Compensation of chief compliance officer	318
Other	97,956
Total expenses	23,495,631
Expense reduction	(980)
Total net expenses	23,494,651
Net investment loss	(5,313,774)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	248,418,153
Foreign currency translations	78,838
Options purchased	481,763
Options contracts written	478,955
Net realized gain	249,457,709
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	573,479,202
Foreign currency translations	(191)
Options contracts written	(200,084)
Net change in unrealized appreciation (depreciation)	573,278,927
Net realized and unrealized gain	822,736,636
Net increase in net assets resulting from operations	$817,422,862
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations
Net investment income (loss)	$(5,313,774)	$4,373,763
Net realized gain	249,457,709	148,113,478
Net change in unrealized appreciation (depreciation)	573,278,927	120,554,676
Net increase in net assets resulting from operations	817,422,862	273,041,917
Distributions to shareholders
Net investment income and net realized gains
Class A	(99,168,703)	(81,704,120)
Advisor Class	(3,858,185)	(2,783,843)
Class C	(11,167,127)	(9,007,829)
Institutional Class	(24,933,596)	(20,864,004)
Institutional 2 Class	(3,276,290)	(3,007,246)
Institutional 3 Class	(973,568)	(311,545)
Class R	(11,462,223)	(7,076,855)
Total distributions to shareholders	(154,839,692)	(124,755,442)
Increase (decrease) in net assets from capital stock activity	91,058,882	(27,052,685)
Total increase in net assets	753,642,052	121,233,790
Net assets at beginning of year	1,325,080,025	1,203,846,235
Net assets at end of year	$2,078,722,077	$1,325,080,025
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Global Technology Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2021		October 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,166,267	76,762,065	1,414,409	62,783,565
Distributions reinvested	1,666,250	92,943,429	1,814,017	76,206,868
Redemptions	(2,341,829)	(151,494,811)	(3,975,677)	(172,565,476)
Net increase (decrease)	490,688	18,210,683	(747,251)	(33,575,043)
Advisor Class
Subscriptions	303,890	20,981,531	222,072	10,621,587
Distributions reinvested	48,822	2,850,692	49,108	2,148,488
Redemptions	(212,396)	(14,838,110)	(258,599)	(11,810,503)
Net increase	140,316	8,994,113	12,581	959,572
Class C
Subscriptions	217,212	9,933,183	273,946	8,650,735
Distributions reinvested	280,468	10,820,475	276,499	8,405,555
Redemptions	(653,327)	(29,482,782)	(680,733)	(21,676,832)
Net decrease	(155,647)	(8,729,124)	(130,288)	(4,620,542)
Institutional Class
Subscriptions	1,033,056	72,051,448	1,162,722	53,589,147
Distributions reinvested	426,486	24,390,767	475,883	20,434,405
Redemptions	(1,059,120)	(69,677,142)	(1,833,216)	(81,865,164)
Net increase (decrease)	400,422	26,765,073	(194,611)	(7,841,612)
Institutional 2 Class
Subscriptions	386,535	28,075,993	276,881	12,751,006
Distributions reinvested	54,707	3,150,553	65,876	2,845,820
Redemptions	(233,706)	(15,285,678)	(431,079)	(20,713,864)
Net increase (decrease)	207,536	15,940,868	(88,322)	(5,117,038)
Institutional 3 Class
Subscriptions	62,845	4,262,733	111,232	5,551,294
Distributions reinvested	17,031	973,149	7,256	311,216
Redemptions	(36,858)	(2,486,643)	(25,364)	(1,143,331)
Net increase	43,018	2,749,239	93,124	4,719,179
Class R
Subscriptions	613,070	38,778,615	868,200	37,185,985
Distributions reinvested	215,796	11,443,659	174,176	6,993,177
Redemptions	(373,029)	(23,094,244)	(606,738)	(25,756,363)
Net increase	455,837	27,128,030	435,638	18,422,799
Total net increase (decrease)	1,582,170	91,058,882	(619,129)	(27,052,685)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2021	$50.39	(0.19)	30.21	30.02	(0.16)	(5.68)	(5.84)
Year Ended 10/31/2020	$44.67	0.16	10.14	10.30	—	(4.58)	(4.58)
Year Ended 10/31/2019	$38.52	(0.07)	10.28	10.21	—	(4.06)	(4.06)
Year Ended 10/31/2018	$43.04	(0.14)	(1.53)	(1.67)	—	(2.85)	(2.85)
Year Ended 10/31/2017	$32.85	(0.17)	12.91	12.74	—	(2.55)	(2.55)
Advisor Class
Year Ended 10/31/2021	$52.60	(0.03)	31.62	31.59	(0.28)	(5.68)	(5.96)
Year Ended 10/31/2020	$46.42	0.29	10.56	10.85	—	(4.67)	(4.67)
Year Ended 10/31/2019	$39.89	0.03	10.67	10.70	—	(4.17)	(4.17)
Year Ended 10/31/2018	$44.45	(0.04)	(1.58)	(1.62)	—	(2.94)	(2.94)
Year Ended 10/31/2017	$33.84	(0.09)	13.32	13.23	—	(2.62)	(2.62)
Class C
Year Ended 10/31/2021	$36.22	(0.48)	21.17	20.69	—	(5.68)	(5.68)
Year Ended 10/31/2020	$33.28	(0.13)	7.35	7.22	—	(4.28)	(4.28)
Year Ended 10/31/2019	$29.66	(0.27)	7.65	7.38	—	(3.76)	(3.76)
Year Ended 10/31/2018	$33.77	(0.35)	(1.17)	(1.52)	—	(2.59)	(2.59)
Year Ended 10/31/2017	$26.27	(0.35)	10.18	9.83	—	(2.33)	(2.33)
Institutional Class
Year Ended 10/31/2021	$51.62	(0.03)	30.99	30.96	(0.28)	(5.68)	(5.96)
Year Ended 10/31/2020	$45.64	0.29	10.36	10.65	—	(4.67)	(4.67)
Year Ended 10/31/2019	$39.29	0.04	10.48	10.52	—	(4.17)	(4.17)
Year Ended 10/31/2018	$43.82	(0.04)	(1.55)	(1.59)	—	(2.94)	(2.94)
Year Ended 10/31/2017	$33.40	(0.10)	13.14	13.04	—	(2.62)	(2.62)
Institutional 2 Class
Year Ended 10/31/2021	$51.96	(0.01)	31.21	31.20	(0.30)	(5.68)	(5.98)
Year Ended 10/31/2020	$45.91	0.28	10.47	10.75	—	(4.70)	(4.70)
Year Ended 10/31/2019	$39.49	0.06	10.55	10.61	—	(4.19)	(4.19)
Year Ended 10/31/2018	$44.04	(0.02)	(1.57)	(1.59)	—	(2.96)	(2.96)
Year Ended 10/31/2017	$33.57	(0.08)	13.21	13.13	—	(2.66)	(2.66)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Global Technology Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2021	$74.57	63.49%	1.29%(c)	1.29%(c),(d)	(0.29%)	31%	$1,318,628
Year Ended 10/31/2020	$50.39	25.09%	1.31%(c),(e)	1.31%(c),(d),(e)	0.35%	38%	$866,318
Year Ended 10/31/2019	$44.67	30.23%	1.32%(c),(e)	1.32%(c),(d),(e)	(0.17%)	43%	$801,352
Year Ended 10/31/2018	$38.52	(4.06%)	1.32%(c)	1.32%(c),(d)	(0.34%)	42%	$702,652
Year Ended 10/31/2017	$43.04	41.53%	1.33%	1.33%(d)	(0.47%)	53%	$760,937
Advisor Class
Year Ended 10/31/2021	$78.23	63.90%	1.04%(c)	1.04%(c),(d)	(0.04%)	31%	$58,117
Year Ended 10/31/2020	$52.60	25.41%	1.06%(c),(e)	1.06%(c),(d),(e)	0.62%	38%	$31,695
Year Ended 10/31/2019	$46.42	30.52%	1.07%(c),(e)	1.07%(c),(d),(e)	0.07%	43%	$27,389
Year Ended 10/31/2018	$39.89	(3.81%)	1.07%(c)	1.07%(c),(d)	(0.09%)	42%	$21,927
Year Ended 10/31/2017	$44.45	41.87%	1.08%	1.08%(d)	(0.24%)	53%	$20,140
Class C
Year Ended 10/31/2021	$51.23	62.27%	2.04%(c)	2.04%(c),(d)	(1.05%)	31%	$94,295
Year Ended 10/31/2020	$36.22	24.17%	2.06%(c),(e)	2.06%(c),(d),(e)	(0.39%)	38%	$72,302
Year Ended 10/31/2019	$33.28	29.21%	2.07%(c),(e)	2.07%(c),(d),(e)	(0.91%)	43%	$70,777
Year Ended 10/31/2018	$29.66	(4.78%)	2.06%(c)	2.06%(c),(d)	(1.09%)	42%	$68,853
Year Ended 10/31/2017	$33.77	40.49%	2.08%	2.08%(d)	(1.22%)	53%	$141,591
Institutional Class
Year Ended 10/31/2021	$76.62	63.88%	1.04%(c)	1.04%(c),(d)	(0.04%)	31%	$358,757
Year Ended 10/31/2020	$51.62	25.41%	1.06%(c),(e)	1.06%(c),(d),(e)	0.62%	38%	$221,018
Year Ended 10/31/2019	$45.64	30.53%	1.07%(c),(e)	1.07%(c),(d),(e)	0.09%	43%	$204,305
Year Ended 10/31/2018	$39.29	(3.79%)	1.07%(c)	1.07%(c),(d)	(0.09%)	42%	$208,865
Year Ended 10/31/2017	$43.82	41.85%	1.08%	1.08%(d)	(0.26%)	53%	$234,123
Institutional 2 Class
Year Ended 10/31/2021	$77.18	63.97%	0.99%(c)	0.99%(c)	(0.01%)	31%	$61,324
Year Ended 10/31/2020	$51.96	25.49%	1.00%(c),(e)	1.00%(c),(e)	0.60%	38%	$30,500
Year Ended 10/31/2019	$45.91	30.63%	1.00%(c),(e)	1.00%(c),(e)	0.14%	43%	$31,006
Year Ended 10/31/2018	$39.49	(3.77%)	1.02%(c)	1.02%(c)	(0.04%)	42%	$22,531
Year Ended 10/31/2017	$44.04	41.95%	1.02%	1.02%	(0.20%)	53%	$16,310
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2021	$51.61	0.05	30.96	31.01	(0.32)	(5.68)	(6.00)
Year Ended 10/31/2020	$45.63	0.24	10.45	10.69	—	(4.71)	(4.71)
Year Ended 10/31/2019	$39.28	0.07	10.49	10.56	—	(4.21)	(4.21)
Year Ended 10/31/2018	$43.81	0.01	(1.56)	(1.55)	—	(2.98)	(2.98)
Year Ended 10/31/2017(f)	$35.81	(0.06)	8.06	8.00	—	—	—
Class R
Year Ended 10/31/2021	$48.06	(0.34)	28.74	28.40	(0.05)	(5.68)	(5.73)
Year Ended 10/31/2020	$42.81	0.02	9.71	9.73	—	(4.48)	(4.48)
Year Ended 10/31/2019	$37.07	(0.16)	9.86	9.70	—	(3.96)	(3.96)
Year Ended 10/31/2018	$41.53	(0.23)	(1.47)	(1.70)	—	(2.76)	(2.76)
Year Ended 10/31/2017	$31.79	(0.26)	12.48	12.22	—	(2.48)	(2.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Global Technology Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2021	$76.62	64.05%	0.94%(c)	0.94%(c)	0.07%	31%	$15,737
Year Ended 10/31/2020	$51.61	25.54%	0.96%(c),(e)	0.96%(c),(e)	0.50%	38%	$8,380
Year Ended 10/31/2019	$45.63	30.69%	0.96%(c),(e)	0.96%(c),(e)	0.17%	43%	$3,160
Year Ended 10/31/2018	$39.28	(3.71%)	0.97%(c)	0.97%(c)	0.03%	42%	$1,595
Year Ended 10/31/2017(f)	$43.81	22.34%	0.98%(g)	0.98%(g)	(0.38%)(g)	53%	$130
Class R
Year Ended 10/31/2021	$70.73	63.07%	1.54%(c)	1.54%(c),(d)	(0.53%)	31%	$171,865
Year Ended 10/31/2020	$48.06	24.79%	1.56%(c),(e)	1.56%(c),(d),(e)	0.05%	38%	$94,867
Year Ended 10/31/2019	$42.81	29.89%	1.57%(c),(e)	1.57%(c),(d),(e)	(0.43%)	43%	$65,858
Year Ended 10/31/2018	$37.07	(4.29%)	1.57%(c)	1.57%(c),(d)	(0.58%)	42%	$42,778
Year Ended 10/31/2017	$41.53	41.16%	1.58%	1.58%(d)	(0.74%)	53%	$24,728
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2021	19

Notes to Financial Statements
October 31, 2021
Note 1. Organization
Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the
Columbia Seligman Global Technology Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
October 31, 2021
aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
22	Columbia Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	478,955	481,763	960,718

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(200,084)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2021:
Derivative instrument	Average value ($)*
Options contracts — purchased	23,800
Options contracts — written	(27,930)

*	Based on the ending daily outstanding amounts for the year ended October 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Seligman Global Technology Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
October 31, 2021
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2021 was 0.909% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Seligman Global Technology Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
October 31, 2021
For the year ended October 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $980.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,748,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	560,301
Class C	—	1.00(b)	4,282

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	March 1, 2021 through February 28, 2022	Prior to March 1, 2021
Class A	1.32%	1.33
Advisor Class	1.07	1.08
Class C	2.07	2.08
Institutional Class	1.07	1.08
Institutional 2 Class	1.02	1.02
Institutional 3 Class	0.97	0.97
Class R	1.57	1.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
5,378,947	(5,378,947)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Seligman Global Technology Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
October 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2021			Year Ended October 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
24,285,903	130,553,789	154,839,692	8,030,431	116,725,011	124,755,442
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
51,910,946	191,196,837	—	1,113,073,290
At October 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
990,257,392	1,138,866,701	(25,793,411)	1,113,073,290
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $551,763,551 and $633,601,609, respectively, for the year ended October 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended October 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,705,263	0.71	19
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended October 31, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
Columbia Seligman Global Technology Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
October 31, 2021
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At October 31, 2021, affiliated shareholders of record owned 28.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
30	Columbia Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
October 31, 2021
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Seligman Global Technology Fund | Annual Report 2021	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Seligman Global Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Global Technology Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Seligman Global Technology Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
82.61%	79.31%	0.11%	$200,858,254
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Seligman Global Technology Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project, since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
34	Columbia Seligman Global Technology Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Seligman Global Technology Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, Dean Witter Reynolds, Inc., 1976-1980	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
36	Columbia Seligman Global Technology Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	171	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Seligman Global Technology Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee of Columbia Funds Complex until November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia Seligman Global Technology Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Global Technology Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
Columbia Seligman Global Technology Fund | Annual Report 2021	39

Approval of Management Agreement  (continued)

•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
40	Columbia Seligman Global Technology Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager, including accounts subadvised by the Investment Manager, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia Seligman Global Technology Fund | Annual Report 2021	41

Approval of Management Agreement  (continued)

Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
42	Columbia Seligman Global Technology Fund | Annual Report 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Seligman Global Technology Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN220_10_L01_(12/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2020 includes fees for one fund that merged away and one fund that liquidated during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2021 and October 31, 2020 are approximately as follows:

20212020

$59,000               $103,200

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2021 and October 31, 2020 are approximately as follows:

2021	2020
$3,000	$10,500

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended October 31, 2021 and October 31, 2020, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2021 and October 31, 2020 are approximately as follows:

20212020

$6,200               $1,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2021 and October 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31,

2021 and October 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2021 and October 31, 2020 are approximately as follows:

20212020

$520,000            $527,500

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2021 and October 31, 2020 are approximately as follows:

20212020

$529,200              $539,200

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	December 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	December 21, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	December 21, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	December 21, 2021